UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700 Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	RMBS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Sean Fan as Chief Operating Officer

The Board of Directors (the “Board”) of Rambus Inc. (“Rambus” or the “Company”) has appointed Sean Fan as the Chief Operating Officer of the Company, effective August 26, 2019, reporting to Luc Seraphin, CEO.

Sean Fan, age 53, served as Vice President and General Manager at Renesas Electronics Corporation, responsible for the datacenter business unit, from March 2019 to June 2019, before joining Rambus. Prior to his role at Renesas, Mr. Fan was Senior Vice President and Corporate General Manager of the Computing and Communications Group at Integrated Device Technology, Inc. (“IDT”) from May 2017 until March 2019 when IDT was acquired by Renesas Electronics Corporation. Mr. Fan joined IDT in 1999 and held various management roles at IDT, including Vice President and General Manager of the Computing and Communications Division, Vice President and General Manager of the Interface Connectivity Division, Vice President of China Operations, Vice President and General Manager of the Memory Interface Division, General Manager of Standard Product Operations, and Senior Director of Silicon Timing Solutions. Prior to joining IDT, Mr. Fan served in various engineering and management roles with Lucent Microelectronics, Mitel Semiconductor, and the National Lab of Telecom Research in China.

There are no family relationships between Mr. Fan and any of our directors or executive officers. There are no related party transactions between Mr. Fan and Rambus other than his employment relationship with Rambus.

A copy of Rambus’ press release regarding these events is being furnished as Exhibit 99.1 to this Form 8-K. The exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

(e) Entry into Offer Letter and Change of Control Severance Agreement with Sean Fan

Pursuant to Mr. Fan’s offer letter, Mr. Fan will receive an annual salary of $475,000 and will be eligible to participate in the Company’s annual corporate incentive plan, under which he will have a target bonus of $380,000, with payout based on an assessment of his performance and the performance of his division, business unit or other area of responsibility. Mr. Fan’s bonus for 2019 will be prorated for such period. In addition, Mr. Fan will receive a $300,000 hiring inducement bonus with an additional $300,000 to be paid on the one year anniversary of his start date, subject to Mr. Fan remaining an employee in good standing.

In connection with his employment, Mr. Fan also will receive an award of 112,782 restricted stock units (“RSUs”) under the Company’s Inducement Plan (as defined herein), with 50% of such RSUs vesting on the one year anniversary of the date of grant and 50% of such RSUs vesting on the two year anniversary of the date of grant, subject to Mr. Fan continuing to be a service provider through the vesting date, and an award of 112,782 performance units under the Company’s Inducement Plan, with such performance units vesting based upon the achievement of customer licensing income compound annual growth measured over a three-year performance period consistent with the performance units for the other executive officers of the Company, subject to Mr. Fan continuing to be a service provider through the vesting date. The RSUs and the performance units will be granted after the grant approval process is completed on the first business day of the first full month after Mr. Fan’s start date. The RSUs and the performance units will be subject to the terms and conditions of the Company’s Inducement Plan and related restricted stock unit agreements. Mr. Fan may be eligible to receive additional awards of stock options, restricted stock units, or other equity awards as determined by the Board in its discretion.

The foregoing description of Mr. Fan’s offer letter is a summary and is qualified in its entirety by reference to the offer letter, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Company and Mr. Fan have also entered into a standard form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 that was filed with the Securities and Exchange Commission on March 6, 1997, and a standard form of change of control severance agreement for executive officers other than the CEO, a copy of which is filed as Exhibit 10.1 to the Company’s Form 8-K that was filed with the Securities and Exchange Commission on March 9, 2015.

Adoption of Inducement Plan

In connection with Mr. Fan’s employment, the Board adopted the Rambus Inc. 2019 Inducement Equity Incentive Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 400,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance units, and its terms are substantially similar to the Company’s 2015 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “merger” or “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the NASDAQ inducement award exception or to comply with the NASDAQ acquisition and merger exception. However, the Company’s 2015 Equity Incentive Plan permits certain exchange programs (including repricings) without stockholder approval, while the Inducement Plan requires stockholder approval for such exchange programs.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

A copy of the Inducement Plan and related form agreements under the Inducement Plan are attached as Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 hereto and incorporated by reference herein. The above description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Offer Letter between the Company and Mr. Fan, dated as of August 9, 2019.

10.2	2019 Inducement Equity Incentive Plan.

10.3	Form of Restricted Stock Unit Agreement (2019 Inducement Equity Incentive Plan).

10.4	Form of Performance Based Restricted Stock Unit Agreement (2019 Inducement Equity Incentive Plan).

99.1	Press Release of Rambus, issued on August 28, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2019	Rambus Inc.

/s/ Jae Kim
Jae Kim, Senior Vice President, Secretary and General Counsel